SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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[ ]  Preliminary Proxy Statement        [ ] Confidential, for Use of the
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[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            GOUVERNEUR BANCORP, INC.
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              (Name of Registrant as Specified In Its Charter)

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  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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previously. Identify the previous filing by registration statement number, or
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
                            GOUVERNEUR BANCORP, INC.

                                   ----------

                                42 Church Street
                           Gouverneur, New York 13642
                                 (315) 287-2600

                                   ----------

                                 PROXY STATEMENT
                          WITH NOTICE OF ANNUAL MEETING

                    GENERAL INFORMATION AND NOTICE OF MEETING

         Gouverneur Bancorp, Inc., the holding company for Gouverneur Savings and Loan Association, will be holding its annual meeting of stockholders on February 9, 2004. The meeting will be held at the Clearview Restaurant, 1180A U.S. Highway 11, Gouverneur, New York 13642 beginning at 10:00 a.m. A proxy card is included with this Proxy Statement.

         At the meeting, we will ask stockholders to consider and vote upon:

         I. The election of two members to our Board of Directors to serve for three-year terms and until their successors have been duly elected and qualified;

         II. The ratification of the appointment of Beard Miller Company LLP as independent public accountants for the Company for the fiscal year ending September 30, 2004; and

such other matters as may properly come before the meeting or any adjournments thereof. The Board of Directors is not aware of any other business to come before the meeting.

         The Board of Directors is soliciting your proxy to vote at the meeting and at any adjournments of the meeting. Please complete the enclosed proxy card and return it in the enclosed return envelope as soon as possible. Each of our stockholders has one vote for each share of common stock owned. On the election of directors, each stockholder may vote for up to two directors, but may not cast more votes for any one nominee than the number of shares owned by that stockholder.

         Stockholders of record on December 23, 2003 are entitled to receive notice of the meeting and are entitled to vote at the meeting, or at an adjournment of the meeting. This is known as the "Record Date." Please read this Proxy Statement carefully before you decide how to vote. We encourage you to return the proxy card even if you plan to attend the meeting. This will save us additional expense in soliciting proxies and will ensure that your vote is counted. You may still vote in person at the meeting even if you return the proxy card.

         On the Record Date, there were 2,279,009 shares of Gouverneur Bancorp, Inc. common stock, par value $.01 per share, issued and outstanding.

         In this Proxy Statement, the terms "Company," "we," "our," "us," or similar terms refer to Gouverneur Bancorp, Inc. References to the "Bank" mean Gouverneur Savings and Loan Association, our wholly owned subsidiary.

     Your Board of Directors unanimously recommends that you vote "FOR" the director nominees described in this Proxy Statement and the ratification of the independent public accountants.

      This Proxy Statement and Notice of Annual Meeting is first being made available to stockholders on or about January 8, 2004.

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE US THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. WE HAVE ENCLOSED A SELF ADDRESSED ENVELOPE WHICH YOU CAN USE TO RETURN YOUR PROXY CARD. NO POSTAGE IS REQUIRED IF YOU MAIL THE ENVELOPE IN THE UNITED STATES.

Voting and Proxy Cards

         If you sign and return a proxy card in the form which the Board of Directors is soliciting so we receive it before the polls close at the meeting, your votes will be cast as you have marked on the proxy card, unless you revoke your proxy before the polls close. If you properly sign and return our proxy card but you do not mark on it how you want to vote on any matter, then the Board of Directors as your proxy will vote your shares in favor of the nominees for director named in this Proxy Statement and the ratification of the appointment of Beard Miller Company LLP as the independent public accountants. If any stockholder properly presents any other matter for a vote, including a proposal to adjourn the meeting, the Board of Directors as the holder of your proxy may vote on those matters based on its judgment. We do not know of any other matters that stockholders may present for a vote at the meeting.

         If you sign and return the enclosed proxy card, you may revoke it at any time before the polls are closed. If you want to revoke your proxy card, you must: (i) sign and deliver a written notice to the Secretary of the Company, at or before the meeting, dated after the date of your proxy stating that you want to revoke the proxy; (ii) sign and deliver to the Secretary of the Company at or before the meeting another proxy card relating to the same shares with a later date; or (iii) attend the meeting and vote in person. Attending the meeting does not automatically revoke a proxy unless you also take one of the three actions described in the prior sentence. Any written notice revoking a proxy must be delivered to Charles VanVleet, Secretary, Gouverneur Bancorp, Inc., 42 Church Street, Gouverneur, New York 13642.

         Quorum. If 1,139,505 shares of our common stock are present in person or represented by proxy at the meeting, there will be a quorum which will allow the meeting to commence. Once a quorum is present, the meeting can continue even if some stockholders leave the meeting. If a stockholder is present in person or by proxy but abstains from voting any shares, or if a broker submits a proxy for shares but does not vote those shares, then the shares are counted as present for purposes of determining a quorum.

         Required Vote. A plurality of the votes cast is required to elect directors under Proposal I. This means that the nominees for each directorship who receive the most votes will be elected. Abstentions and broker non-votes will not be counted for or against any of the nominees and will have no effect on the outcome of this proposal.

         The affirmative vote of the holders of a majority of the shares of our common stock represented in person or by proxy at the meeting is required to ratify the appointment of our independent public accountants under Proposal II. Abstentions will be counted as votes against the proposal and broker non-votes will have no effect on the outcome of this proposal.

         The affirmative vote of the holders of a majority of the shares of our common stock represented in person or by proxy at the meeting is required to approve any other proposal, unless our bylaws, our charter or any law that applies to the Company requires a different vote. Our bylaws provide that, at an annual meeting, a stockholder may nominate a person for election as a director only if advance notice of intent to nominate the person is given to the Company. The notice must be received by the Company at least five days before the date of the meeting. Our bylaws require similar advance notice if a stockholder wants to make any other proposal at an annual meeting of stockholders.

         Vote By Cambray MHC. Cambray MHC was formed in the reorganization of the Bank into the mutual holding company form of organization on March 23, 1999. Cambray MHC is the beneficial owner of 1,311,222 shares, or 57.53% of the Company's issued and outstanding common stock. Cambray MHC will vote all of the shares of the common stock it owns in accordance with the instructions of its Board of Directors, which is comprised of the same individuals who serve as directors of the Bank and the Company. We expect that Cambray MHC will vote such shares in favor of 1 both Proposals. Since Cambray owns more than 50% of the outstanding shares of the Company's common stock, we expect that it will control the outcomes of both Proposals.

Important Information for Stockholders Whose Stock Is Held in Street Name

         If you hold your stock in street name, which means that your stock is held for you in a brokerage account and is not registered on our stock records in your own name, please tell your broker as soon as possible how to vote your shares to make sure that your broker votes your shares before the polls close at the meeting. If your stock is held in street name, you do not have the direct right to vote your shares or revoke a proxy for your shares unless your broker gives you that right in writing.

                      PRINCIPAL OWNERS OF OUR COMMON STOCK

         The following table provides you with information, to the best of our knowledge, about stock ownership by directors, executive officers, and any person or group known by us to own beneficially more than 5% of our outstanding common stock. In general, beneficial ownership means a person's ownership of shares that a person has the power to vote, sell or otherwise dispose of and shares which a person has a right to acquire (such as through the exercise of stock options) within sixty days of the date of the preparation of this table. The information is as of the Record Date. We know of no person or group, except as listed below, who beneficially owned more than 5% of our common stock as of the Record Date. Information about persons or groups who own beneficially more than 5% of our common stock is based on filings with the Securities and Exchange Commission ("SEC") on or before the Record Date.

                                              Shares Beneficially Owned     Percent of total shares
           Beneficial Owner                    at December 23, 2003(1)            outstanding(2)
           ----------------                    --------------------               -----------
Cambray Mutual Holding Company                       1,311,222                       57.53%
42 Church Street, Gouverneur, New York 13642

Frank Langevin, Chairman of the Board                   35,400                        1.55%

Richard F. Bennett, President and                       56,919(3)                     2.50%
Chief Executive Officer and Director

Robert J. Twyman, Vice President and Chief               5,028(4)                      *
Financial Officer

Charles C. VanVleet, Vice President and Secretary       15,208(5)                      *

John L. Bartlett, Vice President                         4,612(6)                      *

Kathleen F. McIntosh, Treasurer                          3,539(7)                      *

Richard E. Jones, Director                               7,400(8)                      *

Robert J. Leader, Director                              37,400                        1.64%

Timothy J. Monroe, Director                              7,400                         *

Joseph C. Pistolesi, Director                           10,230                         *

Larry Straw, Director                                   20,400                         *

Directors and Executive Officers of the Company,
as a group (11 persons)                                203,536                        8.93%

----------------------------

(1) The amount reported represents shares held directly, as well as shares allocated to participants in our Employee Stock Ownership Plan ("ESOP") and other shares with respect to which a person may be deemed to have sole or shared voting or investment power. A total of 7,364 shares were allocated to ESOP participants in fiscal 2003, of which 3,829 shares were allocated to executive officers as a group. Unallocated shares and allocated shares for which no voting instructions are received are voted in the same proportion as allocated shares voted by ESOP participants. The amount reported also includes 5,300 unvested MRP shares awarded to executive officers as a group and 2,160 unvested MRP shares awarded to non-employee directors. 2,100 MRP shares awarded to executive officers and 2,160 shares awarded to non-employee directors will vest on October 27, 2004 and an additional 3,200 unvested MRP shares awarded to executive officers as a group will vest in equal amounts on April 23, 2004, 2005, 2006 and 2007. All of these unvested MRP shares may be voted by the recipients at the meeting. Also includes 23,400 stock options granted to executive officers and 19,350 options granted to non-employee directors under the SOP which have not been exercised, representing options exercisable on the Record Date or within 60 days thereafter.
(2) Based upon 2,279,009 shares outstanding on the Record Date. An asterisk ("*") means that the percentage is less than 1%.
(3) Includes 5,419 shares allocated to Mr. Bennett in the ESOP. Includes 6,600 shares owned by Mr. Bennett's spouse in an Individual Retirement Account, as to which Mr. Bennett disclaims beneficial ownership.
(4) Includes 1,728 shares allocated to Mr. Twyman in the ESOP.
(5) Includes 2,083 shares allocated to Mr. VanVleet in the ESOP.
(6) Includes 1,987 shares allocated to Mr. Bartlett in the ESOP.
(7) Includes 1,314 shares allocated to Ms. McIntosh in the ESOP.
(8) Includes 1,000 shares owned by Mr. Jones' spouse, as to which Mr. Jones disclaims beneficial ownership.

--------------------------


                          I. THE ELECTION OF DIRECTORS

         Our Board of Directors presently has seven members, and as provided in the Company's bylaws, it is divided into three classes, with each class of directors being elected for three-year terms.

         At this meeting, stockholders will elect two directors. The Board of Directors has nominated Richard E. Jones and Frank Langevin for election as directors at the meeting. Stockholders elect directors by a plurality of the votes cast, which means that the two nominees with the highest vote totals will be elected. There is no cumulative voting in the election of directors, which means that no stockholder may cast more votes in favor of any one nominee than the number of shares owned of record by that stockholder.

         Each person who the stockholders elect at the meeting will serve for a three year term of office which expires at the annual meeting of stockholders to be held in the year 2007 and until their successors are elected and qualify. Both of the nominees named below have consented to being named in this Proxy Statement and to serve, if elected. If either nominee becomes unavailable for election for any presently unforeseen reason, the Board of Directors, as the holder of your proxy, will have the right to use its discretion to cast your votes for a substitute.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF
                               THESE TWO NOMINEES


The Board of Directors and Nominees

           We are providing the following information regarding the nominees and other directors who will continue in office after the meeting. There are no arrangements or understandings by which any director was selected to serve as such. All directors of the Company are also directors of the Bank. There are no family relationships among directors and executive officers of the Company and the Bank. Ages are as of the Record Date. All directors and nominees have been directors since the Company was formed in March 1999, except for Mr. Monroe and Mr. Pistolesi who were both elected as directors in May 1999.

Nominees

         Richard E. Jones, age 62, is the retired owner of J & H Feed and Farm Store, which he operated from 1978 until 2002. He is active in the Gouverneur Elks Lodge.

         Frank Langevin, age 70, has been Chairman of the Board since February 2001. He was, until his retirement in 1993, the owner and operator of P.A. Langevin Inc., a commercial buildings contracting company. Mr. Langevin is a Director of the Gouverneur Country Club and was a member of the Gouverneur Central School Board of Education for 17 years.


                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
              THAT STOCKHOLDERS VOTE IN FAVOR OF THESE TWO NOMINEES

Continuing Directors

         The following persons are existing directors whose terms of office will continue after the meeting. Ages are as of the Record Date.

         Richard F. Bennett, age 59, has been the President and Chief Executive Officer of the Bank since 1988 and has held the same positions with the Company since its formation in March 1999. Mr. Bennett joined the Bank in December 1986. Mr. Bennett is a Director of the Community Bankers Association of New York State and was formerly chairman of its Regional Group II. Mr. Bennett serves as a director on two hospital boards, EJ Noble Hospital in Gouverneur and the River Hospital in Alexandria Bay. Mr. Bennett is a Trustee of the St. James Parish Council, was a member of the Gouverneur Rotary Club and has served as a member of the board of directors of a local non-profit organization that provides rehabilitation financing for low-income housing. His term as a director of the Company expires in 2006.

         Robert J. Leader, age 70, has been a Partner in Case & Leader LLP, a law firm in Gouverneur, New York, since 1966. Mr. Leader has served as Chairman of the Board (and currently as Trustee) of the Gouverneur EJ Noble Hospital; Secretary and Trustee of North Country Hospitals; President (and currently as Director) of Kinney Nursing Home Co., Inc.; and as a Director of B-S Industrial Contractors, Inc. Mr. Leader has served as counsel to the Villages of Gouverneur and Hermon; the Towns of Fowler, Pitcairn, Rossie and Edwards and the Gouverneur Central School. Mr. Leader is a member and past President of the Gouverneur Rotary Club and past President of the Gouverneur Development Corporation. His term as a director of the Company expires in 2005.

         Timothy J. Monroe, age 51, is a veterinarian in private practice in Gouverneur and the proprietor of the Northland Veterinary Hospital. Mr. Monroe is also an elected councilman on the Town Council in Gouverneur; Chairman of the Board of Gouverneur EJ Noble Hospital and a member of the Board of Directors of a local public television station. His term as a director of the Company expires in 2006.

         Joseph C. Pistolesi, age 55, is the owner and operator of the Clearview Restaurant and the Clearview Motel in Gouverneur. He is also the owner of Pistolesi Rentals, a company engaged in the ownership and rental of real estate in the Gouverneur area. Mr. Pistolesi is a member and the former President of the St. Lawrence County Hotel and Restaurant Association. His term as a director of the Company expires in 2006.

         Larry Straw, age 52, has been a Project Manager for Cives Steel Co., Northern Division, a steel fabrication company, since August 1999. He was previously Vice President and Division Manager of the Balmat Mining Division of Zinc Corporation of America. Mr. Straw has been a member of the Board of Trustees of the Gouverneur EJ Noble Hospital since 1989. His term as a director of the Company expires in 2005.

Executive Officers Who Are Not Directors

         The Board of Directors elects executive officers for one-year terms and they serve at the pleasure of the Board. Provided below is certain information regarding the executive officer of the Company and the Bank who is not a director. Their ages are as of the Record Date.

         John L. Bartlett, age 39, was an Assistant Vice President with the Bank from August 1998 to February 2001 and has been a Vice President with the Bank since February 2001. Mr. Bartlett previously held the position of President and CEO of Citizens National Bank of Hammond from June 1993 until July 1998.

         Kathleen F. McIntosh, age 55, has been Treasurer of the Bank since January 1990 and has held the same position with the Company since its formation in March 1999. Ms. McIntosh has been employed at the Bank since December 1988.

         Robert J. Twyman, age 56, has been the Chief Financial Officer of the Bank and the Company since October 1999 and a Vice President since February 2001. Mr. Twyman previously held the position of Vice President and Comptroller of First National Bank of Northern New York from March 1989 until October 1999.

         Charles C. VanVleet, age 45, was an Assistant Vice President with the Bank from August 1996 to February 2001 and held the same position with the Company from its inception until February 2001. Since February 2001 he has been a Vice President with the Bank and the Company. Mr. VanVleet has been Secretary of the Bank and Company since 1999. Mr. VanVleet previously held the position of Assistant Vice President with First National Bank of Northern New York from May 1987 until August 1996.

Meetings of the Board of Directors and Certain Committees

         Our Board of Directors held twelve meetings during fiscal 2003. The Board of Directors has an Audit Committee and a Personnel Committee.

         Our Board of Directors does not presently have a nominating committee. The entire Board of Directors acts as a nominating committee for the purpose of identifying, nominating and recruiting directors for election at the stockholders' meetings. This acting committee, which does not operate under a charter, meets the independence requirement of the American Stock Exchange ("AMEX") listing standard which is applicable to the Company.

         The acting nominating committee (or any nominating committee of the Company which may hereafter be established) will consider persons recommended by stockholders of record entitled to vote for the election of directors if timely written notice, in proper form, of the intent to make a nomination at a meeting of stockholders, is received by the Company, in accordance with its bylaws and applicable law. A copy of the Company's bylaws is available to all stockholders of record upon request. Stockholders who wish to suggest qualified candidates should write to: Gouverneur Bancorp, Inc., Attention: Corporate Secretary, 42 Church Street, Gouverneur, New York 13642. All recommendations should state in detail the qualifications of such persons for consideration and should be accompanied by an indication of the nominee's willingness to serve, if elected.

         Our Audit Committee, which met four times during fiscal 2003, consists of all directors except Mr. Bennett, with Mr. Langevin as Chairman. The Audit Committee is directly responsible for the appointment, compensation and oversight of the Company's independent public accountants. It has the authority to engage separate legal counsel and other advisors, as necessary to execute its duties. To fulfill its responsibility, the committee oversees matters related to the accounting, bookkeeping and auditing functions of the Company and meets periodically with the Company's independent public accountants to arrange for the audit of the Company's annual financial statements and to review and evaluate recommendations made during the annual audit. The Audit Committee also reviews, approves and supervises the internal auditing procedures of the Company. Under the Sarbanes-Oxley Act of 2002, the Audit Committee must adopt procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal control and audit matters, and the anonymous, confidential submission by the Company's employees of concerns regarding questionable accounting and audit matters.

         Our Personnel Committee, which met twice during fiscal 2003, consists of all directors except Mr. Bennett, with Mr. Langevin as Chairman. The committee functions on compensation matters for the Company. The committee is also responsible for overseeing the Company's activities related to the ESOP, and for administering and making awards under the SOP and the MRP.

Report of the Audit Committee

         In fulfillment of the SEC's requirements for disclosure in proxy materials relating to the functioning of audit committees, the Company's Audit Committee has prepared the following report for inclusion in this Proxy Statement.

         The Audit Committee is governed by a Charter which specifies, among other things, the scope of its responsibilities and how those responsibilities are to be performed. The Charter is reviewed on an annual basis, and may be modified to reflect recent law changes and regulatory proposals under the Sarbanes-Oxley Act of 2002. A copy of the Charter, as amended, is attached hereto as Appendix A. In accordance with the rules of the AMEX, the listing standard applicable to the Company, the Audit Committee is comprised of the requisite number of members who are "independent" as defined by that listing standard.

         In the performance of its obligations required by the SEC, the Audit Committee has: (i) reviewed and discussed the audited consolidated financial statements with management; (ii) discussed with the independent public accountants the matters required to be discussed by Statement on Auditing Standards No. 61, as may be modified or supplemented; and (iii) received from the auditors disclosures regarding the auditors' independence required by Independence Standards Board Standard No.1, as may be modified or supplemented, and discussed with the auditors the auditors' independence.

         Based on the above, the Audit Committee recommended to the Company's Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended September 30, 2003 for filing with the SEC.

         The Audit Committee has also reviewed and discussed the fees paid to its independent public accountants during the last two fiscal years for audit and non-audit services, which are set forth under the heading "Independent Auditors' Fees" and has considered whether the provision of the non-audit services is compatible with the firm's independence and has concluded that it is.

         This report is included herein at the direction of the members of the Audit Committee, directors Langevin (Chairman), Jones, Leader, Monroe, Pistolesi and Straw.

Independent Auditors' Fees

Preapproval Policies and Procedures

         In accordance with rules adopted by the Securities and Exchange Commission in order to implement requirements of the Sarbanes-Oxley Act of 2002 (the "Act") and the Audit Committee's charter, all audit and audit-related services and all permitted non-audit work performed by the independent accountants, Beard Miller Company LLP, must be pre-approved by the Audit Committee, including the proposed fees for such work. The Audit Committee has adopted policies and procedures pursuant to which audit, audit-related and tax services, and all permissible non-audit services, are pre-approved, and is informed of each service actually rendered that was approved through its pre-approval process.

         Audit Fees. The aggregate fees of Beard Miller Company LLP for the audit of the Company's consolidated financial statements at and for the year ended September 30, 2003 and the reviews of the interim consolidated financial statements included in the Company's Forms 10-QSB for the quarterly periods in fiscal 2003, the Annual Report on Form 10-KSB and the Annual Report to Stockholders, including out-of-pocket expenses, were $46,759.

         Audit-related fees. There were no audited-related fees paid to Beard Miller Company LLP.

         Tax fees. There were no tax services rendered by the Company's independent accountants and therefore no fees were paid.

         All Other Fees. There were no other services rendered by Beard Miller Company LLP and therefore no fees.


                                  COMPENSATION

Directors' Compensation

         Directors receive an annual retainer of $4,800, plus $400 for each Bank Board of Directors' meeting they attend. Each non-employee director also receives $100 for each committee meeting they attend. Messrs. Bennett, Leader and Pistolesi defer all or part of their director fees through the Gouverneur Bancorp, Inc. Deferred Compensation Plan in which investments may be made into a variety of mutual funds offered by RBC Dain Rauscher. There is currently no separate compensation paid for meetings of the Board of Directors of the Company. All of the directors are also eligible to participate in the Company's SOP and MRP, and Mr. Bennett may also participate in the Company's other compensation plans. All of the directors of the Company are also directors of the Bank.


Voluntary Deferred Compensation Plan for Directors

         The Voluntary Deferred Compensation Plan (the "Deferred Compensation Plan") provides that a Bank director may elect to defer all or part of his annual director fees to fund the Directors' Deferred Compensation Plan. Currently, Directors Bennett, Leader and Pistolesi are deferring director fees pursuant to this plan. The deferred amounts are held in an individual account for each participant and are invested in a variety of mutual funds offered by RBC Dain Rauscher. Amounts deferred under this plan are distributed at a time and manner determined by each participant, except for certain specified payment dates upon a participant's termination as a director or upon reaching a certain age. The Deferred Compensation Plan also provides methods of distribution in the event of the death of a participant, a hardship faced by a participant (eg. financial difficulty resulting from a sudden illness), as well as upon a change in control of the Bank. Beginning in fiscal 2002, the Bank commenced contributing a monthly amount of $1,500.00 into Mr. Bennett's deferred compensation account, representing an additional incentive arrangement.

Executive Officer Compensation

         None of our officers receives compensation directly from the Company. Their compensation is paid by the Bank. We do not expect that we will pay separate compensation to officers or employees unless and until we engage in material business activities separate from the Company's ownership of the Bank.

         The following table includes information about compensation paid to Mr. Bennett, who was the only executive officer of the Company or the Bank with total salary and bonus in excess of $100,000 in fiscal 2003.

                                                Summary Compensation Table

--------------------------------------------------------------------------------------------------------------------------

                                         Annual Compensation             Long-Term Compensation Awards

--------------------------------------------------------------------------------------------------------------------------

                                                                                         Options/Stock
                                                                         Restricted       Appreciation
Name and Principal      Fiscal    Salary      Bonus     Other Annual   Stock Awarded         Rights          All Other
Position                Year                           Compensation(1)    ($)(2,3)        ("SARs")(#)(4)   Compensation(5)
--------------------------------------------------------------------------------------------------------------------------
Richard F. Bennett,      2003    $124,000    $12,400        None            None              None            $25,086
President and Chief      2002    $118,000    $11,800        None            None              None            $30,894
Executive Officer        2001    $110,000    $11,000        None            None              None            $11,682
--------------------------------------------------------------------------------------------------------------------------

------------------------------
(1) Mr. Bennett did not receive additional benefits or perquisites totaling more than 10% of salary and bonus.
(2) On September 30, 2003, Mr. Bennett had 10,500 shares of restricted stock with a value of $49,875, based upon a closing market price of $4.75 on the date of the grant. Twenty percent of those shares vested on each of October 27, 2000, 2001, 2002 and 2003, and an equal amount will vest on October 27, 2004.
(3) Pursuant to the MRP, the payment of dividends declared or paid on restricted stock is deferred during the restricted period and credited to the participant's account. Payment of deferred dividends, together with accrued interest, is made upon the earlier to occur of the lapsing of the restriction (i.e., vesting of the award), death or disability of the participant.
(4) On September 30, 2003, Mr Bennett had options to purchase 26,750 shares of common stock pursuant to the SOP. On each of October 27, 2000, 2001,2002 and 2003, 20% of those options vested and an equal amount will vest on October 27, 2004.
(5) Other Compensation includes: (i) the Bank's matching contribution under its 401(k) Plan of $6,200 in fiscal 2003, $12,000 in fiscal 2002 and $11,000 in fiscal 2001; (ii) the Bank's contribution of $18,000 in fiscal 2003 and fiscal 2002 to Mr. Bennett's deferred compensation account and (iii) life and disability insurance premium payments of $886 in fiscal year 2003, $894 in fiscal year 2002 and $682 in fiscal year 2001.

------------------------------

Employee Benefit Plans

         401(k) Plan. The Bank maintains a tax-qualified savings and profit sharing plan under Section 401(k) of the Code. Salaried employees with at least one year of service who are at least age 21 and have completed at least 1,000 hours of service may make pre-tax salary deferrals and after tax contributions under the 401(k) Plan. The Bank contributes 3% of base salary for each employee participating in the 401(k) Plan without regard to any employee matching contribution. Participating employees may make voluntary contributions to the 401(k) Plan up to 15% of their base salary. The Bank may, from time to time, make additional voluntary contributions. Employees are fully vested in their salary deferrals and after tax contributions, and are gradually vested in the Bank's contribution after one year of service and fully vested after six years.

         Employee Stock Ownership Plan. In 1999, we established an ESOP. When the Bank converted to the stock form of ownership, the ESOP purchased 85,825 shares of our common stock. The Company loaned $429,125 to the ESOP to purchase that stock. Substantially all employees of the Bank or the Company who have attained age 21 and have completed one year of service become participants in the ESOP.

         The Company and the Bank intend to contribute to the ESOP enough money to cover the payments due by the ESOP on the loan from the Company. The loan requires annual principal and interest payments which repay the loan over 10 years. The loan permits optional pre-payment. The Company and the Bank may contribute more to the ESOP than is necessary to repay the loan.

         The ESOP pledged the shares it purchased as collateral for the loan. The ESOP allocates those shares among participants as the loan is repaid. If the Bank repays the ESOP loan as scheduled, the number of shares released is based on the amount of principal repaid that year and will be fully allocated over the ten year term of the loan. The ESOP allocates shares among participants, as they are released from the lien of the ESOP loan, generally based on each participant's share of total taxable compensation for the year. Benefits generally vest at the rate of 20% per year beginning after the participant's first year of service, with 100% vesting after five years of service. Employees receive credit for service prior to the Bank's mutual holding company reorganization for vesting purposes. Participants are immediately vested upon termination of employment due to death, retirement at age 65 or older, permanent disability or upon the occurrence of a change of control. Forfeitures (shares allocated to an employee which are not yet vested when that employee's employment terminates) will generally be reallocated among remaining participating employees, in the same proportion as contributions (based upon the proportion of the employee's allowable compensation to that of all employees) or used to repay the ESOP loan. Vested benefits may be distributed in a single sum or installment payments and are payable upon death, termination of employment or attainment of age 65, subject to certain rights to elect to defer the distribution of benefits.

         Richard F. Bennett and Robert J. Twyman are the trustees for the ESOP. A total of 25,162 shares have been allocated by the ESOP to employee accounts, and the trustees, subject to their fiduciary duty, must vote all allocated shares held in the ESOP as the employees to whom the shares have been allocated instruct them. Allocated shares for which no instructions are received and shares not yet allocated are voted generally in the same proportion as allocated shares for which voting instructions are received. The Personnel Committee of the Company oversees the Company's activities related to the ESOP.

         The ESOP may purchase additional shares of our stock in the future, in the open market or otherwise, and may do so either with borrowed funds or with cash dividends, employer contributions or other cash flow.

         Stock Option Plan. Under the SOP, we may award options to purchase up to 107,281 shares of the Company's common stock. We have awarded to directors and officers of the Company options to purchase 68,250 shares under the SOP, of which 45,000 have vested. Only one person, Director Monroe, has exercised options, totaling 1,125 shares, as of the Record Date. 4,500 of the awarded options have been forfeited. As of September 30, 2003, the aggregate fair market value of the 106,156 shares reserved for issuance under the SOP was $1,167,716, based on the closing sales price per share of the Company's common stock of $11.00 on the AMEX on that date, which was the last trading day during the fiscal year ended September 30, 2003.

         Management Recognition Plan. Like the SOP, the MRP is designed to help the Company and the Bank attract and retain directors, officers and employees by giving them a proprietary interest in the Company. Under the MRP, we may grant awards of up to 42,912 shares of our common stock. We have awarded 25,300 shares of restricted stock under the MRP, of which 17,840 are vested. As of September 30, 2003, the aggregate fair market value of the shares authorized for award under the MRP was $472,032, based on the latest closing sales price per share of the Company's common stock of $11.00 on the AMEX on that date, which was the last trading day during the fiscal year ended September 30, 2003. The MRP prohibits the vesting of restricted stock awards at a rate in excess of 20% per year beginning from the date of their grant, except in the event of the death or disability of the award recipient. The recipient of an award is not required to make any payment to the Company or the Bank in exchange for the shares and as the award vests, the vested shares will be the same as any other issued and outstanding shares of common stock of the Company.

         Pension Plan. Neither the Bank nor the Company maintains a defined benefit pension plan for eligible employees.

Personnel Committee Report on Executive Compensation

         In fulfillment of SEC requirements for disclosure in proxy materials of the Personnel Committee's policies regarding compensation of executive officers, the committee has prepared the following report for inclusion in this Proxy Statement.

         General Policy Considerations. For fiscal 2003, the compensation of Mr. Bennett, the Chief Executive Officer, was determined by the Personnel Committee of the Bank. The committee, in evaluating compensation for Mr. Bennett, considered the nature of his responsibilities, length of service, competitive salaries in banking and other industries, quality of performance, the performance of the Bank officers and employees working under his supervision, challenges faced since the reorganization of the Bank and special projects or unusual difficulties affecting work load and performance. The committee also considered the additional challenges faced by Mr. Bennett in connection with the opening of a new full service branch office in Alexandria Bay, New York and a loan production office in Clayton, New York in August 2002. The committee also evaluated the Bank's performance during fiscal 2003.

         This report is included herein at the direction of the members of the Personnel Committee, directors , Langevin (Chairman), Jones, Leader, Monroe, Pistolesi and Straw.

Personnel Committee Interlocks and Insider Participation

         The Personnel Committees of the Bank and the Company consist of directors Jones, Langevin, Leader, Monroe, Pistolesi and Straw. None of these individuals is or has been an officer or employee of the Company or the Bank, nor has any other director of the Company or the Bank, other than Mr. Bennett. When the Board of Directors functions on matters pertaining to the compensation of Mr. Bennett, he does not participate in the deliberations or vote by the Board.

Transactions with Directors and Officers.

         The directors and the executive officers of the Bank maintain normal deposit account relationships with the Bank on terms and conditions no more favorable than those available to the general public. In the ordinary course of business, the Bank may make loans to directors, officers and employees. All loans to directors, executive officers and related parties are on substantially the same terms, including interest rate and collateral, as those prevailing at the same time for comparable loans to other customers and do not involve more than normal risk of collectibility or present other unfavorable features.

         Director Robert J. Leader is a Partner of the law firm of Case & Leader LLP, which provides legal services to the Bank on a variety of lending, litigation and other general banking matters. The total amount paid to Case & Leader LLP by the Bank was approximately $87,361 during fiscal 2003, which represents fees on most loan closings handled by that law firm paid directly by the Bank on behalf of the borrowers.

Stockholder Return Performance Graph

                               [GRAPHIC OMITTED]


                                                               Period Ending
                           --------------------------------------------------------------------------------
Index                           03/23/99     09/30/99      09/30/00     09/30/01     09/30/02     09/30/03
-----------------------------------------------------------------------------------------------------------
Gouverneur Bancorp Inc.           100.00        96.29        108.83       176.18       218.64       239.38
NASDAQ - Total US                 100.00       118.71        159.04        65.11        51.13        78.30
SNL Thrift Index                  100.00        87.96        107.00       144.52       152.11       210.87
SNL <$250M Thrift Index           100.00        99.89         99.20       130.34       161.34       222.25

Source : SNL Financial LC, Charlottesville, VA                                              (434) 977-1600
(c) 2003


Set forth above is a line graph comparing the cumulative total stockholder return on Gouverneur Bancorp, Inc. common stock with cumulative stockholder return of a broad market index including (i) the total return industry index for SNL All Thrift stocks (SNL is a firm that compiles and distributes financial information); (ii) the NASDAQ total return for the U.S. Stock Market; and (iii) as a peer group comparison, SNL's total return index for thrifts with assets less than $250 million. In accordance with the SEC guidelines, the closing price of a share of our common stock on March 23, 1999, which was the date the Company's common stock commenced public trading, was used to establish the initial point in the performance graph. The closing price on that date was $5.0625. If the initial offering price of $5.00 was used, the cumulative stockholder return would have been approximately 142.4% through September 30, 2003.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who beneficially own more than 10% of any class of the Company's equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of the Company's common stock generally, as now required, by the second business day following a transaction. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all
Section 16(a) forms they file.

         To the Company's knowledge, based upon a review of all reports furnished to the Company during fiscal year 2002, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with by such persons.


       II. RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Company's Board of Directors appointed Beard Miller Company LLP of Harrisburg, Pennsylvania as independent public accountants to audit the consolidated financial statements of the Company for the fiscal year ending September 30, 2004, subject to ratification by the stockholders at the meeting. Beard Miller Company LLP, has been engaged by the Company and the Bank since December 2002 to audit the consolidated financial statements.

         A representative of Beard Miller Company LLP is expected to be present at the meeting and will have an opportunity to make a statement if he or she wishes to do so. We also expect that the representative will be available to answer appropriate questions from stockholders.

                                 OTHER BUSINESS

         We have no reason to believe that any other business will be presented at the meeting, but if any other business shall be presented, the Board of Directors, as the holder of the proxies solicited by this Proxy Statement, will vote on such matters in accordance with its judgment.

                                     GENERAL

         We are distributing our Annual Report for fiscal year 2003 with this Proxy Statement to stockholders of record on the Record Date. The Annual Report is not part of the proxy solicitation material.

         If you submit a properly completed proxy card to the Company on the form distributed with this Proxy Statement, it will be voted if received before the voting is closed at the meeting. The proxy will be voted in the manner directed on the proxy card. If the proxy card is signed and returned but no directions are given, the proxy will be voted "FOR" the two director nominees and the ratification of the appointment of the independent public accountants.

         The cost of this Proxy Statement and the related proxy solicitation will be borne by the Company. In addition, directors, officers and regular employees of the Company and the Bank may solicit proxies personally, by telephone or by other means without additional compensation. The Company will, upon the request of brokers, dealers, banks and voting trustees, and their nominees, who were holders of record of shares of the Company's capital stock or participants in depositories on the Record Date, bear their reasonable expenses for mailing copies of this Proxy Statement with Notice of Annual Meeting and the form of proxy card to the beneficial owners of such shares.

          STOCKHOLDER PROPOSALS AT THE ANNUAL MEETING IN THE YEAR 2005

         The Company's Board of Directors will establish the date for the 2005 Annual Meeting of Stockholders. In order for a stockholder to be entitled, under the regulations of the SEC, to have a stockholder proposal included in the Company's Proxy Statement for the 2005 meeting, the proposal must be received by the Company at its principal executive offices, 42 Church Street, Gouverneur, New York 13642, Attention: Charles Van Vleet, Secretary, at least 120 days in advance of the date in the year 2005 which corresponds to the date in the year 2005 when we first release this Proxy Statement to stockholders. The stockholder must also satisfy the other requirements of SEC Rule 14a-8. Note that this filing requirement is separate from the notice requirements described above regarding the advance notice that is required before a stockholder is permitted to offer a proposal for a vote at any stockholders' meeting.

         The Company will furnish, without charge to any stockholder submitting a written request, a copy of the Company's annual report on Form 10-KSB for fiscal year 2003 required to be filed with the SEC. Such written request should be directed to Charles Van Vleet, Secretary, at our address stated above. The Form 10-KSB report is not a part of the proxy solicitation materials.

                    PLEASE SIGN, DATE AND MAIL YOUR PROXY NOW


Gouverneur, New York
January 8, 2004

                                   APPENDIX A

                            GOUVERNEUR BANCORP, INC.

                             AUDIT COMMITTEE CHARTER


I.       PURPOSE AND OVERALL RESPONSIBILITIES
         ------------------------------------

         The primary purpose of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of Gouverneur Bancorp, Inc. (the "Company") is to assist the Board in fulfilling its oversight responsibilities to shareholders, potential shareholders and the investment community by reviewing:
(i) the periodic financial reports and other financial information provided by the Company to regulatory or governmental bodies, including the Securities and Exchange Commission ("SEC") or to the public; (ii) the Company's system of internal controls established by management and the Board; and (iii) the Company's auditing, accounting and financial reporting processes (both internal and external) generally. In addition, the Committee provides an avenue for communication between internal audit, the Company's independent accountants, financial management, and the Board. The Committee should have a clear understanding with the independent accountants that they must maintain an open and transparent relationship with the Committee, and that the ultimate accountability of the independent accountants is to the Board and the Committee, as representatives of the Company's shareholders. The Committee will make regular reports to the Board concerning its activities. Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the Company's policies, procedures and practices at all levels.

         While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent accountants.

         The Committee shall operate pursuant to a written charter setting forth its duties and responsibilities and this charter shall be reviewed for adequacy, modified as necessary, and approved by the full Board of Directors annually. The Committee shall assess the effectiveness of the Charter periodically and include it as an appendix to its annual proxy statement at least once every three years in accordance with SEC rules.


II.      COMPOSITION
         -----------

         The Committee shall be comprised of at least three directors, or more as determined by the Board. The members of the Committee shall meet the independence and experience requirements of the SEC and American Stock Exchange ("AMEX") and contain the requisite number of independent members as prescribed by the SEC and AMEX. The members of the Committee will be elected annually at the organizational meeting of the full Board held after the annual stockholders' meeting. One of the members of the Committee will be elected Committee Chair by the Board.


III.     AUTHORITY
         ---------

         The Committee is granted the authority to investigate any matter or activity involving financial accounting and financial reporting, as well as the internal controls of the Company. In that regard, the Committee will have the authority to approve the retention of external professionals to render advice and counsel in such matters. All employees must cooperate with any such investigation as requested by members of the Committee.

IV.      MEETINGS
         --------

         The Committee shall meet at least four times annually, or more frequently as the Committee may deem necessary. The Committee is to also meet in separate executive sessions with the chief financial officer and independent accountants at least once each year and at all other times when deemed appropriate. As necessary or desirable, the Committee Chair may request that members of management and representatives of the independent accountants and internal auditing department be present at Committee meetings.

V.       SPECIFIC DUTIES
         ---------------

In carrying out its oversight responsibilities, the Committee will:

1. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. This should be done in compliance with applicable SEC and AMEX Audit Committee requirements.

2. Review, with the Company's management and independent accountants, the Company's accounting, financial reporting and internal controls. Obtain annually in writing from the independent accountants, their letter as to the adequacy of such controls.

3. Review, with the Company's management and independent accountants significant accounting and reporting principles, practices, and procedures applied by the Company in preparing its financial statements. Discuss with the independent accountants their judgments about the appropriateness, quality and acceptability of the Company's accounting principles used in financial reporting.

4. Review the scope and general extent of the independent accountants annual audit. The Committee's review should include an explanation from the independent accountants of the factors considered by the accountants in determining the audit scope, including the major risk factors. The independent accountants should confirm to the Committee that no limitations have been placed on the scope or nature of their audit procedures. The Committee will review annually with management the fee arrangement with the independent accountants.

5. Confirm and ensure the independence and objectivity of the independent accountants and obtain from the independent accountants, at least annually, a formal written statement delineating all relationships and services and related fees between the independent accountants and the Company as contemplated by Independence Standards Board Standard No.1, Independence Discussions with Audit Committees, in order to ensure that such independence and objectivity are not impacted.

6. Have a predetermined arrangement with the independent accountants that they will advise the Committee, through its Chair and management of the Company, of any matters identified through procedures followed for interim quarterly financial statements, and that such notification as required under standards for communication with audit committees is to be made prior to the related press release or, if not practicable, prior to filing Forms I0-QSB. Also receive a written confirmation provided by the independent accountants at the end of the first three quarters of the year that they have nothing to report to the Committee, if that is the case, or the written enumeration of required reporting issues.

7. At the completion of the annual audit, review with management and the independent accountants the following:

o The annual financial statements, related footnotes, and financial information to be included in the Company's annual report to shareholders and on Form 10-KSB.

o Results of the audit of the financial statements and the related notes thereon and, if applicable, a report on changes during the year in accounting principles and their application.

o Significant changes to the audit plan, if any, and any serious disputes or difficulties with management encountered during the audit. Inquire about the cooperation of management received by the independent accountants during their audit, including access to all requested records, data, and information. Inquire of the independent accountants whether there have been any disagreements with management, which, if not satisfactorily resolved, would have caused them to issue a nonstandard report on the Company's financial statements.

o Other communications as required to be communicated by the independent accountants by Statement of Auditing Standards ("SAS") 61 as amended by SAS 90 relating to the conduct of the audit. Further, receive a written communication provided by the independent accountants concerning their judgment about the quality of the Company's accounting principles, as outlined in SAS 61 as amended by SAS 90, and that they concur with management's representation concerning audit adjustments.

If deemed appropriate after such review and discussion, recommend to the Board that the financial statements be included in the Company's annual report and on Form 10-KSB.

8. After preparation by management and review by independent accountants, approve the report required under SEC rules to be included in the Company's annual proxy statement.

9. Discuss with the independent accountants the quality of the Company's financial and accounting personnel. Also, elicit the comments of management regarding the responsiveness of the independent accountants to the Company's needs.

10. Meet with management and the independent accountants to discuss any relevant significant recommendations that the independent accountants may have, particularly those characterized as `material or `serious.' Typically, such recommendations will be presented by the independent accountants in the form of a Letter of Comments and Recommendations to the Committee. The Committee should review responses of management to the Letter of Comments and Recommendations from the independent accountants and receive follow-up reports on action taken concerning the aforementioned recommendations.

11. Recommend to the Board the selection, retention or termination of the Company's independent accountants, to ensure, among other things, that the audit engagement meets SEC and AMEX guidelines and is in accordance with generally accepted auditing standards.

12. Approve all audit and permitted non-audit services performed by the independent accountants (including the fees and terms thereof), and implement policies and procedures for approving such services.

13. Review and approve the appointment, replacement, reassignment or dismissal of the director of internal auditing.

14. Appoint, evaluate, retain and, when necessary, terminate and replace the independent accountants.

15. Review with management and the independent accountants the methods used to establish and monitor the Company's policies with respect to unethical or illegal activities by Company employees that may have a material impact on the financial statements.

16. Inquire of management and the independent accountants as to significant risks or exposures and assess the steps management has taken to minimize such risks to the Company.

17. Ensure compliance with the Company's Code of Ethics for President and Chief
         Financial Officer and Treasurer; report any material violations thereof to the Board of Directors and recommend to the Board appropriate action. Report to the Board of Directors at least once each year regarding the general effectiveness of the Code of Ethics.

18. Establish and follow procedures for the receipt and handling of complaints received from customers, shareholders, employees and other individuals regarding the accounting, internal accounting control and auditing matters, in the form attached hereto as Exhibit A, as may be amended from time to time.

19. Generally as part of the review of the annual financial statements, receive an oral report, at least annually, from the Company's outside legal counsel concerning legal and regulatory matters that may have a material impact on financial statements.

20. As the Committee may deem appropriate, obtain, weigh and consider expert advice to Audit Committee related rules of the AMEX, SAS, and other accounting, legal and regulatory provisions.

21. Review with the independent accountants, the internal auditing department and management, the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee).

22. Perform any other activities consistent with this Charter, the Company's By-laws and governing law, as the Committee or the Board may deem necessary or appropriate.

                                    Exhibit A

Concerns Regarding Auditing or Accounting Matters


Employee Concerns
-----------------

As required by the Sarbanes Oxley Act of 2002, employees of a corporation with publicly traded stock must be able to voice concerns regarding the auditing or accounting matters of the company. If an employee observes material irregularities or misstatements in Gouverneur Bancorp, Inc. or its affiliate's financial accounting or auditing process, a confidential anonymous claim should be filed with the Chairperson of the Audit Committee. A sealed envelope addressed to the Chairperson of the Audit Committee may be delivered to:

Chairperson, Audit Committee - Gouverneur Bancorp, Inc.
c/o Gouverneur Bancorp, Inc.
42 Church Street
Gouverneur, New York  13642

or the bank's Internal Audit Department or Compliance Officer. The sealed envelope will be delivered, intact, to the Chairperson, for evaluation.


Public Concerns

Employees must be aware of complaints received from customers, shareholders and other individuals regarding material accounting, internal accounting controls and auditing matters of Gouverneur Bancorp and its affiliates. Complaints may be received in person or in writing. It is important that a complaint of this nature be immediately brought to the attention of the Chairperson of the Director's Audit Committee. Accept written concerns and complaints and immediately forward to the Internal Audit Department or Compliance Officer for delivery to the Chairperson. Verbal complaints should be committed to writing either by the complainant or the employee and delivered as previously instructed to the Chairperson of the Audit Committee.

Written resolution from the Audit Committee will be sent to the individual voicing the concern or complaint, provided that the communication was signed and a return address indicated.

Anonymous complaints from employees will be handled in the same manner, however, no response will be sent. Instead, a file will be maintained by the Internal Audit Department for the purpose of documenting resolution of each complaint. The file will be made available for employee review.

                                 REVOCABLE PROXY
                            GOUVERNEUR BANCORP, INC.

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

        The undersigned hereby appoints the Board of Directors of Gouverneur Bancorp, Inc., or their successors in office, Proxies, with full power of substitution, to represent and vote all stock that the undersigned is entitled to vote at the Annual Meeting of Stockholders of Gouverneur Bancorp, Inc., to be held on February 9, 2004 at 10:00 a.m. at the Clearview Restaurant, 1180A U.S. Highway 11, Gouverneur, New York, or at any adjournments thereof upon the matters described in the accompanying Proxy Statement and upon other business that may properly come before the meeting or any adjournment thereof. Said Proxies are directed to vote or refrain from voting as marked hereon upon the matters listed herein, and otherwise in their discretion.


1.      ELECTION OF DIRECTORS
                                             For          Withhold

        Richard E. Jones                     [ ]            [ ]

        Frank Langevin                       [ ]            [ ]

        ---------------------------------------------------------------------

2.      The ratification of the appointment of     For    Against    Abstain
        Beard Miller Company LLP as the
        independent public accountants for         [ ]      [ ]        [ ]
        the fiscal year ending
        September 30, 2004.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" BOTH OF THE PROPOSALS. PLEASE SIGN, DATE AND RETURN THIS PROXY.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO DIRECTION IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR JUDGMENT AND DISCRETION. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED. PLEASE DATE, SIGN AND RETURN IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                       Date _____________________

Signature __________________________   Signature if held jointly _______________

          Detach above card, sign, date and mail in postage-paid envelope provided.

                            GOUVERNEUR BANCORP, INC.

         Please sign exactly as your name appears on this card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY